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1 Issued by: Atkore Policy Steering Committee Approved: Reviewed and approved by the Board of Directors on April 27, 2016 Insider Trading Policy POLICY HIGHLIGHTS • This Policy applies to all Company Associates, including full-time, part-time, salaried, hourly, union, and nonunion, officers, executives and the Board of Directors, and to immediate family members and other persons living in their households. • Company Associates may not, directly or indirectly, trade Securities of the Company while in possession of material nonpublic information concerning the Company. • Information is “material” if it would be likely to affect the stock price of the Company, or if it would be important to a reasonable investor in making a decision about whether to buy, hold, or sell Securities of the Company. • Material information about the Company or its affiliates should be considered nonpublic unless there is a certainty that it is publicly available. • Company Associates may not give material nonpublic information to another person. Company Associates and any person to whom the Company Associate provides any material nonpublic information would potentially be subject to fines and imprisonment. • It is also a violation of this Policy to trade in the Securities of another company if the individual trading securities obtained material nonpublic information about that company in the course of a Company Associate’s tenure with Atkore. • Ensuring the confidentiality of nonpublic information is the most important step to minimizing the risk of illegal insider trading and tipping. • Penalties for an insider trading violation are severe, including imprisonment for up to 20 years and fines up to $5 million, regardless of the amount earned or saved. • Certain transactions involving employee stock options are prohibited during trading blackout periods as outlined in this Policy. • With respect to Securities of the Company, short sales, trading in options (including transactions in puts, calls or other derivative securities whether on an exchange or in any other organized market), hedging transactions, margin accounts, and pledges are prohibited. • It is the Company Associate’s responsibility to limit transactions in Company Securities to periods in which he or she is not in possession of material nonpublic information. • If a Company Associate is in possession of material nonpublic information when employment terminates, he or she may not trade in such Securities until that information has become public or is no longer material • Questions should be directed to the General Counsel before any action is taken. • Company Associates are strongly discouraged from attempting to resolve issues or questions related to this Policy and securities laws on their own, as the rules relating to insider trading are complex and violations can result in severe consequences. INTENT AND SCOPE This Policy of Atkore Inc. (together with its subsidiaries and affiliates “Atkore” or the “Company”) concerns trading in the Securities of the Company, as well as trading in Securities of other companies. The Company’s reputation for integrity and high ethical standards in the conduct of its affairs is of paramount importance. It is therefore essential that all transactions conform to U.S. securities laws and avoid even the appearance of impropriety.

2 Issued by: Atkore Policy Steering Committee Approved: Reviewed and approved by the Board of Directors on April 27, 2016 This policy applies to all Atkore Company Associates. All Company Associates must familiarize themselves with this policy and abide by it. The ultimate responsibility for avoiding improper Securities transactions rests with each Company Associate. Violations of this Policy may result in civil and criminal penalties under U.S. securities laws, and in disciplinary action, up to and including termination of employment for cause. This policy has been approved by the Company Board of Directors and shall become effective as of the date of the initial listing of the Company’s Common Stock on the New York Stock Exchange. The Board of Directors or one of its Committees will review and may amend this policy from time to time. The obligations of the General Counsel hereunder may be delegated by the General Counsel to such other designated members of the Legal Department from time to time. DEFINITIONS Company Associates: All full-time, part-time, salaried, hourly, union, and nonunion, officers, executives and the Board of Directors, and to immediate family members and other persons living in their households. General Counsel: The General Counsel of the Company. Insider: Under U.S. securities law, an insider is generally anyone who possesses material information about a company that such person obtained directly or indirectly from the Company. Insider trading: Trading in securities on the basis of material nonpublic information. Material Nonpublic Information: Defined in the “Material Nonpublic Information” section below. Temporary Insiders: Individuals who have a special confidential relationship with the Company resulting in access to material nonpublic information. Such persons can include outside attorneys, accountants, actuaries, consultants, advisors, and bank lending officers. Tipping: Sharing material nonpublic information with a third party. SEC: The U.S. Securities and Exchange Commission. Securities: The common stock or debt securities (such as bonds or debentures) or any other equity securities (such as warrants, options, or preferred stock) of, or derivative securities related to, a company. POLICY AND PROCEDURES Prohibition Against Insider Trading and Tipping Company Associates may not, directly or indirectly, purchase, or sell Securities of the Company while in possession of material nonpublic information concerning the Company or its affiliates. Similarly, Company Associates may not trade in the Securities of another company if the Company Associate obtained material nonpublic information about that Company in the course of their employment by or relationship with Atkore.

3 Issued by: Atkore Policy Steering Committee Approved: Reviewed and approved by the Board of Directors on April 27, 2016 In addition, Company Associates may not give material nonpublic information to another person. Company Associates and any person to whom the Company Associate provides any material nonpublic information would potentially be subject to fines and imprisonment. Insider trading and tipping are civil and criminal violations of law. Transactions that may be necessary or justifiable for independent reasons (such as the need to raise money in an emergency) are not exceptions. Ensuring the confidentiality of nonpublic information is the most important step to minimizing illegal insider trading and tipping. All Company Associates must ensure the confidentiality of information to which they have access. Unless the information is otherwise publicly available, Company Associates must limit access to Company Associates who have a reasonable need to know the information for the purpose of carrying out the assignment for which the information is needed. Special confidentiality agreements may be required for others (including outside business associates, governmental agencies, and trade associations) seeking access to material nonpublic information. Material Nonpublic Information Whether information is material is typically is assessed with the benefit of hindsight. There will always be information about the Company that is not generally known to the public. This information is “material” if it would be likely to affect the stock price of the Company or if it would be important to a reasonable investor in making a decision about whether to buy, hold, or sell Securities of the Company or its affiliates. Either positive or negative information may be material. The following are some examples of information that, if not publicly known, could be material inside information: • Financial results and other earnings information; • Financial forecasts and plans; • Possible acquisitions, dispositions, joint ventures, and other major transactions; • Major personnel or management changes; • Information that would have an impact on earnings (such as unanticipated write-downs or gains and operating losses or gains); • The gain or loss of a significant customer or supplier; • A major lawsuit or governmental investigation; • Development of a significant new product or process; • Significant labor disputes; • A change in auditor, substantial changes in accounting methodologies, or auditor notification that an issuer may no longer rely on an audit report; • New issuance of stock or debt or other significant financing developments; • A possible change in control; or • Any nonpublic information (even information not exclusively relating to Company business) that could reasonably be expected to affect the price of Securities of the Company. Material information about the Company or its affiliates should be considered nonpublic unless there is a certainty that it is publicly available. For example, Company Associates should assume that the information is not public unless the information has been disclosed in a press release, in a public filing made with the SEC, or in materials provided to shareholders (such as an annual report, investor letter, prospectus or proxy statement), or is available through a news wire service or daily newspaper of wide circulation, and a sufficient amount of time has passed (i.e., at least two full business days) so that the marketplace has had an opportunity to digest the information.

4 Issued by: Atkore Policy Steering Committee Approved: Reviewed and approved by the Board of Directors on April 27, 2016 Avoiding Tipping Someone to Material Nonpublic Information In addition to limiting access to information as outlined above, Company Associates should consider the following to avoid potential tipping: • Mark material nonpublic information “Confidential” and keep the information somewhere not generally accessible to others; • Refer questions about the Company from the media to the Director of Communications and from investors or financial analysts to the Investor Relations representatives or the CFO; • Do not discuss confidential or material nonpublic business matters in public places, such as elevators, hallways, lobbies, restrooms, and public transportation facilities; • Never discuss the Company in an internet chat room or on a non-Company website; and • Never give trading advice of any kind to anyone concerning Company Securities. Trading of Non-Atkore Securities The prohibition on insider trading in this policy is not limited to trading in Securities of the Company. It is a violation of this policy to trade in the Securities of another company if the individual obtained material nonpublic information about that Company in the course of a Company Associate’s employment by or relationship with the Company. Company Associates may come into possession of material nonpublic information concerning other companies in the ordinary course of their employment by or relationship with the Company, such as dealings with major customers, suppliers, or other parties to business transactions. Additionally, information that is not material to the Company or its affiliates may nevertheless be material to one of those other companies, and it is not permissible under this Policy for Company Associates to make personal use of material nonpublic information gained in the course of their employment by or relationship with the Company. Penalties for violating the insider trading laws Potential penalties for an insider trading violation include: (a) imprisonment of up to 20 years; (b) a criminal fine of up to $5 million (no matter how small the profit gained or loss avoided); and (c) civil penalties of up to three times the profit gained or loss avoided. If the Company fails to take appropriate steps to prevent illegal insider trading, the Company may have “controlling person” liability for trading violations, with a criminal penalty of up to $25 million and civil penalties of up to the greater of $1 million or the three times the profit gained or loss avoided. The civil penalties can extend personal liability to the Company’s directors, officers, and other supervisory personnel if they fail to take appropriate steps to prevent insider trading. If any Company Associate is found to have violated the securities laws (whether or not prosecuted or sued by a government authority or private party) or to have violated this policy, such person will be subject to dismissal or other sanctions and to possible claims by the Company for damages sustained by reason of his or her activities. Employee Stock Options This policy does not apply to the exercise of an employee stock option or to the exercise of a tax withholding right pursuant to which a Company Associate elects to have the Company withhold shares subject to an option to satisfy tax withholding requirements. This policy does apply, however, to any sale of stock as part of a broker-assisted cashless exercise of an option or any other market sale for the purpose of generating cash to pay the exercise price of an option.

5 Issued by: Atkore Policy Steering Committee Approved: Reviewed and approved by the Board of Directors on April 27, 2016 Additional Transactions The following types of transactions are prohibited by this policy with respect to Securities of the Company, except with the prior written consent of the General Counsel in accordance with applicable law, rules, and regulations: short sales, trading in options (including transactions in puts, calls or other derivative securities whether on an exchange or in any other organized market), hedging transactions, margin accounts, and pledges. Restrictions on Trading It is the Company Associate’s responsibility to limit transactions in Securities of the Company to periods in which the individual Company Associate is not in possession of any material nonpublic information that might have a bearing on the market price of such Securities. Post-Termination Transactions This policy remains applicable to transactions in Securities of the Company or its affiliates after a Company Associate is no longer employed by the Company. If a Company Associate is in possession of material nonpublic information when employment terminates, he or she may not trade in such Securities until that information has become public or is no longer material. No Third-Party Beneficiaries This policy has been adopted to protect the good name, reputation, assets, businesses, and prospects of the Company and its affiliates. It is not intended to, and does not, create any legal rights in any third parties, including investors, partners, creditors, customers, suppliers, and others having business relations with such entities. Questions Questions regarding this Policy, including whether the information is “material” or has been disclosed to the public, should be directed to the General Counsel before any action is taken. Company Associates are strongly discouraged from attempting to resolve issues or questions related to this Policy and securities laws on their own, as the rules relating to insider trading are complex, and violations can result in severe consequences. Concerns regarding any violation of this policy may also be directed to Atkore EthicsPoint. REPORTING AND REMEDIATION Atkore supports open communication and encourages employees and other interested parties to make a good faith report of any violation of this or any Company policy, regulation or applicable law. Employees may report potential violations or concerns to their manager, their Human Resources business partner or the Legal Department. Reports may also be made anonymously through Atkore EthicsPoint: Via Web: https://atkore.ethicspoint.com Via Phone: 1-888-503-5397 All reports will be promptly and impartially investigated, and we will seek an appropriate remedy wherever violations of this policy occur. At Atkore, we strive to promote a work environment of in line with our Core Values. Our employees hold themselves and one another accountable for operating with respect and integrity. Retaliation of any kind is inconsistent with those values and will not be tolerated. Any employee who subjects another employee to such retaliation will be subject to disciplinary action, up to and including termination of employment.

Emitido por: Comité Directivo de Política de Atkore Aprobado: Revisado y aprobado por el Directorio el 27 de abril de 2016 1 Política de Uso Indebido de Información Privilegiada para Operaciones Bursátiles INTENCIÓN Y ALCANCE Esta política de Atkore Inc., (“Atkore” o la “empresa” en conjunto con sus empresas controladas y afiliadas) aborda las transacciones de títulos valores de la empresa, así como la transacción de títulos valores de otras empresas. El prestigio de la empresa por su integridad y sus altos ASPECTOS DESTACADOS DE LA POLÍTICA • Esta política se aplica a todos los empleados de la empresa, incluidos los de jornada completa, jornada parcial, asalariados, por hora, sindicalizados y no sindicalizados, gerentes y ejecutivos y los miembros del Directorio, y a los familiares directos y otras personas que conviven con dichos empleados. • Los empleados de la empresa no podrán, de manera directa o indirecta, realizar transacciones con títulos valores de la empresa mientras dispongan de información sustancial no pública relacionada con ella. • La información es “sustancial” si es probable que afecte el precio de las acciones de la empresa, o si resultaría importante para un inversionista razonable al tomar una decisión respecto de si comprar, retener o vender títulos valores de la empresa. • La información sustancial sobre la empresa o sus afiliadas debe considerarse no pública, salvo que exista la certeza de que está disponible públicamente. • Los empleados de la empresa no podrán proporcionar información sustancial no pública a otra persona. Tanto ellos como cualquier persona a quien le proporcionen información sustancial no pública podrían recibir penas como multas y encarcelamiento. • También constituye una infracción de esta política realizar transacciones con títulos valores de otra empresa si la persona que opera con dichos títulos valores obtuvo información sustancial no pública sobre esa empresa mientras ocupaba un cargo en Atkore. • Garantizar la confidencialidad de la información no pública es la medida más importante a fin de reducir al mínimo el riesgo de divulgación y uso indebido de información privilegiada para operaciones bursátiles. • Las sanciones impuestas por la infracción de las normas sobre uso indebido de información privilegiada para operaciones bursátiles son graves, e incluyen la pena de hasta 20 años de prisión y multas de hasta $5 millones, independientemente del importe ganado o ahorrado. • Determinadas transacciones que involucran opciones sobre acciones para empleados están prohibidas durante los períodos de prohibición de operaciones bursátiles, según se describe en esta política. • Los siguientes tipos de transacciones con respecto a los títulos valores de la empresa están prohibidos por esta política: ventas en descubierto, transacciones de opciones (incluidas las transacciones de opciones de venta o “put”, las opciones de compra o “call” u otros títulos valores derivados, ya sea en un mercado de divisas o en cualquier otro mercado organizado), transacciones de cobertura, cuentas de margen y prendas. • Es responsabilidad del empleado limitar las transacciones con títulos valores de la empresa a períodos en los que no disponga de información sustancial no pública. • Si un empleado de la empresa dispone de información sustancial no pública cuando finalice su relación laboral, no podrá realizar operaciones con dichos títulos valores hasta tanto esa información se haya hecho pública o ya no sea sustancial. • Se debe consultar al asesor jurídico antes de tomar cualquier medida. • Se desaconseja enfáticamente que los empleados de la empresa intenten resolver por su cuenta problemas o dudas en relación con esta política y con las leyes de títulos valores, ya que las normas sobre uso indebido de información privilegiada para operaciones bursátiles son complejas, y las infracciones pueden tener consecuencias graves.

Emitido por: Comité Directivo de Política de Atkore Aprobado: Revisado y aprobado por el Directorio el 27 de abril de 2016 2 estándares éticos en el desempeño de sus actividades comerciales es de vital importancia. Por lo tanto, es esencial que todas las transacciones se ajusten a las leyes de títulos valores de los EE. UU., y que, al realizarlas, se evite incluso la apariencia de una conducta indebida. Esta política se aplica a todos los empleados de la empresa Atkore. Todos ellos deben familiarizarse con esta política y regirse por ella. La responsabilidad última de evitar transacciones indebidas de títulos valores recae en cada empleado de la empresa. Las infracciones de esta política pueden dar lugar a sanciones civiles y penales según las leyes de títulos valores de los EE. UU., y a medidas disciplinarias, incluido, en última instancia, el despido por justa causa. Esta política ha sido aprobada por el Directorio de la empresa y entrará en vigencia a partir de la fecha de la cotización en bolsa inicial de las acciones ordinarias de la empresa en la Bolsa de Valores de Nueva York. El Directorio o alguno de sus comités revisará y podrá modificar esta política oportunamente. El asesor jurídico podrá, en ocasiones, delegar sus obligaciones en virtud de esta política a otros miembros designados del Departamento Legal. DEFINICIONES El término “empleado de la empresa” abarca a todos los empleados de jornada completa, jornada parcial, asalariados, por hora, sindicalizados y no sindicalizados, gerentes, ejecutivos y miembros del directorio, y a los familiares directos y otras personas que conviven con dichos empleados. El término “asesor jurídico” significa el asesor jurídico de la empresa. El término “persona vinculada a la empresa” según la ley de títulos valores de los EE. UU. significa, en sentido general, cualquier persona que posea información sustancial sobre una empresa y la haya obtenido de manera directa o indirecta de la empresa. El término “uso indebido de información privilegiada para operaciones bursátiles” se refiere a la transacción de títulos valores sobre la base de información sustancial no pública. El término “información sustancial no pública” se define en la sección I(a) a continuación. Las “personas vinculadas temporales” son personas que tienen una relación confidencial especial con la empresa que les permite acceder a información sustancial no pública. En esta categoría pueden estar incluidos abogados, contadores, actuarios, consultores, asesores y funcionarios de préstamos bancarios externos. Por “divulgar” se entiende compartir información sustancial no pública con un tercero. “SEC” es la sigla en inglés que refiere a la Comisión de Valores de los EE. UU. El término “títulos valores” comprende las acciones ordinarias o los títulos de deuda (como los bonos o las obligaciones) o cualquier otra acción común o preferida (como los “warrants”, las opciones o las acciones preferenciales) de una empresa o los títulos valores derivados de ella.

Emitido por: Comité Directivo de Política de Atkore Aprobado: Revisado y aprobado por el Directorio el 27 de abril de 2016 3 POLÍTICA Y PROCEDIMIENTOS Prohibición de divulgación y uso indebido de información privilegiada para operaciones bursátiles Los empleados de la empresa no podrán, de manera directa o indirecta, comprar ni vender títulos valores de la empresa mientras dispongan de información sustancial no pública relacionada con la empresa o sus afiliadas. De manera similar, los empleados de la empresa no podrán realizar operaciones con títulos valores de otra empresa si obtuvieron información sustancial no pública sobre esa empresa en el transcurso de su empleo o relación con Atkore. Además, los empleados de la empresa no podrán proporcionar información sustancial no pública a otra persona. Tanto ellos como cualquier persona a quien le proporcionen información sustancial no pública podrían recibir penas como multas y encarcelamiento. La divulgación y el uso indebido de información privilegiada para operaciones bursátiles constituyen infracciones a las leyes civiles y penales. Las transacciones que pueden ser necesarias o justificables por motivos independientes (como la necesidad de recaudar dinero en una emergencia) no son excepciones. Garantizar la confidencialidad de la información no pública es la medida más importante para reducir al mínimo la divulgación y el uso indebido de información privilegiada para operaciones bursátiles. Todos los empleados de la empresa deben garantizar la confidencialidad de la información a la que tienen acceso. Salvo que la información esté disponible públicamente, los empleados deben restringir el acceso a la información a aquellos que tengan una necesidad razonable de conocerla con el fin de realizar la tarea para la cual es necesaria dicha información. Es posible que se exijan acuerdos especiales de confidencialidad para otras partes (incluidos socios comerciales externos, entidades gubernamentales y asociaciones comerciales) que procuren obtener acceso a información sustancial no pública. Información sustancial no pública Por lo general, se evalúa en retrospectiva si la información es o no sustancial. Siempre habrá información sobre la empresa que no sea de conocimiento general para el público. Esta información es “sustancial” si es probable que afecte el precio de las acciones de la empresa, o si resultaría importante para un inversionista razonable al tomar una decisión respecto de si comprar, retener o vender títulos valores de la empresa o sus afiliadas. Tanto la información positiva como la negativa puede ser sustancial. Los siguientes son algunos ejemplos de información que, si no se conoce públicamente, podría ser información privilegiada sustancial: • resultados financieros y otros datos sobre ganancias; • proyecciones y planes financieros; • posibles adquisiciones, actos de disposición, “joint ventures” y otras transacciones importantes; • cambios importantes en el personal o la gerencia; • información que tendría influencia en las ganancias (como amortizaciones o ganancias imprevistas y pérdidas o ganancias operativas); • la ganancia o pérdida de un cliente o proveedor importante; • una demanda importante o una investigación gubernamental;

Emitido por: Comité Directivo de Política de Atkore Aprobado: Revisado y aprobado por el Directorio el 27 de abril de 2016 4 • el desarrollo de un nuevo producto o proceso significativo; • litigios laborales importantes; • un cambio de auditor, cambios sustanciales en las metodologías contables o notificación del auditor de que un emisor ya no puede actuar sobre la base de un informe de auditoría; • una nueva emisión de acciones o deuda u otros desarrollos financieros importantes; • un posible cambio de control; o • cualquier información no pública (incluida información que no se relacione exclusivamente con las actividades comerciales de la empresa) que se pueda esperar razonablemente que afecte el precio de los títulos valores de la empresa. La información sustancial sobre la empresa o sus afiliadas debe considerarse no pública, salvo que exista la certeza de que está disponible públicamente. Por ejemplo, los empleados de la empresa deben asumir que la información no es pública salvo que haya sido divulgada en un comunicado de prensa, en una inscripción pública en el registro de la SEC o en materiales proporcionados a los accionistas (como un informe anual, una carta de intención del inversor, un prospecto o una declaración de representación), o que esté disponible mediante una agencia de noticias o un periódico diario de amplia circulación, y haya pasado suficiente tiempo (es decir, por lo menos dos días hábiles completos) de modo que el mercado haya tenido la oportunidad de asimilar la información. Evitar divulgar información sustancial no pública a terceros Además de restringir el acceso a la información como se describe anteriormente, los empleados de la empresa deben considerar las siguientes acciones a fin de evitar posibles divulgaciones de información: • marcar la información sustancial no pública como “confidencial” y mantenerla en algún lugar donde, por lo general, no puedan acceder terceros; • remitir las preguntas de los medios de comunicación acerca de la empresa al director de Comunicaciones, y aquellas de los inversores o analistas financieros a los representantes de Relaciones con los Inversores o al director de Finanzas; • no hablar sobre asuntos comerciales confidenciales o sustanciales no públicos en lugares públicos, como ascensores, pasillos, vestíbulos, baños e instalaciones de transporte público; • en ninguna circunstancia hablar sobre la empresa en una sala de chat de Internet o en un sitio web que no pertenezca a la empresa; y • en ninguna circunstancia brindar ningún tipo de asesoramiento sobre transacciones bursátiles a nadie en relación con los títulos valores de la empresa. Transacción de títulos valores que no son de Atkore La prohibición del uso indebido de información privilegiada para operaciones bursátiles que se dispone en esta política no se limita a las transacciones de títulos valores de la empresa. Constituye una infracción de esta política realizar transacciones con títulos valores de otra empresa si la persona obtuvo información sustancial no pública sobre esa empresa mientras ocupaba un cargo o mantenía una relación con la empresa. Los empleados de la empresa pueden adquirir información sustancial no pública relacionada con otras empresas en el transcurso habitual de su empleo o relación con la empresa, como tratos con los clientes principales, los proveedores u otras partes en transacciones comerciales. Además, la información

Emitido por: Comité Directivo de Política de Atkore Aprobado: Revisado y aprobado por el Directorio el 27 de abril de 2016 5 que no es sustancial para la empresa o sus afiliadas puede, no obstante, ser sustancial para alguna de esas otras empresas, y esta política no permite que los empleados de la empresa hagan uso personal de la información sustancial no pública obtenida en el transcurso de su empleo o relación con la empresa. Sanciones por infringir las leyes sobre uso indebido de información privilegiada para operaciones bursátiles Entre las potenciales sanciones por una infracción de uso indebido de información privilegiada para operaciones bursátiles, se incluyen las siguientes: (a) pena de prisión de hasta 20 años; (b) una multa penal de hasta $5 millones (independientemente de lo pequeña que sea la ganancia o la pérdida evitada); y (c) sanciones civiles de hasta el triple de la ganancia obtenida o de la pérdida evitada. Si la empresa no toma las medidas adecuadas para prevenir el uso indebido de información privilegiada para operaciones bursátiles, se le podrá imputar su responsabilidad en tanto “ente de control” por infracciones de transacciones bursátiles, con una pena de hasta $25 millones y sanciones civiles de hasta $1 millón o el triple de la ganancia obtenida o la pérdida evitada (el importe que sea mayor). Las sanciones civiles pueden extender la responsabilidad personal a los directores, gerentes y otras personas con cargos de supervisión de la empresa si no toman las medidas adecuadas para prevenir el uso indebido de información privilegiada para operaciones bursátiles. Si se determina que algún empleado de la empresa ha infringido las leyes de títulos valores (haya sido o no procesado o demandado por una autoridad gubernamental o una parte privada) o ha infringido esta política, dicha persona estará sujeta al despido o a otras sanciones, y a posibles reclamos por parte de la empresa por los daños sufridos con motivo de sus actividades. Opciones sobre acciones para empleados Esta política no se aplica al ejercicio de una opción sobre acciones para empleados, ni al ejercicio de un derecho de retención de impuestos según el cual un empleado elige que la empresa retenga acciones sujetas a una opción a fin de cumplir con los requisitos de retención de impuestos. Esta política se aplica, no obstante, a cualquier venta de acciones como parte de un ejercicio sin efectivo asistido por un corredor de una opción, o cualquier otra venta de mercado con el fin de generar efectivo para pagar el precio de ejercicio de una opción. Transacciones adicionales Los siguientes tipos de transacciones con respecto a los títulos valores de la empresa están prohibidos por esta política, salvo mediante el consentimiento previo por escrito del asesor jurídico de conformidad con las leyes, normas y reglamentos vigentes: ventas al descubierto, transacciones de opciones (incluidas las transacciones de venta o “put”, las opciones de compra o “call” u otros títulos valores derivados, ya sea en un mercado de divisas o en cualquier otro mercado organizado), transacciones de cobertura, cuentas de margen y prendas. Restricciones a las transacciones bursátiles Es responsabilidad del empleado restringir las transacciones con títulos valores de la empresa a períodos en los cuales no disponga de ningún tipo de información sustancial no pública que pueda afectar el precio de mercado de dichos títulos valores.

Emitido por: Comité Directivo de Política de Atkore Aprobado: Revisado y aprobado por el Directorio el 27 de abril de 2016 6 Transacciones posteriores a la desvinculación del empleo Esta política continúa siendo aplicable a las transacciones con títulos valores de la empresa o sus afiliadas con posterioridad a la desvinculación laboral. Si un empleado de la empresa dispone de información sustancial no pública cuando finaliza su empleo, no podrá realizar transacciones con dichos títulos valores hasta que esa información se haya hecho pública o ya no sea sustancial. No se permiten terceros beneficiarios Esta política se adoptó para proteger el buen nombre, el prestigio, los activos, los negocios y las perspectivas de la empresa y sus afiliadas. No tiene por objeto constituir ni constituye ningún derecho legal de terceros, incluidos inversores, socios, acreedores, clientes, proveedores y otras partes que mantengan relaciones comerciales con dichas entidades. Preguntas Las preguntas relacionadas con esta política, incluso si la información es “sustancial” o se ha divulgado al público, deben dirigirse al asesor jurídico antes de que se tome cualquier medida. Se desaconseja enfáticamente que los empleados de la empresa intenten resolver por su cuenta problemas o dudas en relación con esta política y con las leyes de títulos valores, ya que las normas sobre uso indebido de información privilegiada para operaciones bursátiles son complejas, y las infracciones pueden tener consecuencias graves. Las inquietudes con respecto a cualquier infracción de esta política también pueden dirigirse a la EthicsPoint de Atkore. REPORTES Y RESARCIMIENTO Atkore apoya la comunicación abierta y anima a los empleados y a las demás partes interesadas a reportar de buena fe sobre la violación de esta o cualquier política de la Compañía, normativa o ley vigente. Los empleados pueden reportar posibles violaciones o preocupaciones a sus gerentes, sus socios comerciales de Recursos Humanos o al Departamento Legal. También se puede reportar de forma anónima a través de Atkore EthicsPoint: A través de la web: https://atkore.ethicspoint.com Por teléfono: 1-888-503-5397 Todos los reportes serán investigados de inmediato y de forma imparcial y buscaremos un resarcimiento adecuado cuando se produzcan violaciones a esta política. En Atkore nos esforzamos por fomentar un ambiente de trabajo que concuerde con nuestros valores fundamentales. Nuestros empleados se hacen responsables de trabajar con respeto e integridad. Las represalias de cualquier tipo no son compatibles con esos valores y no serán toleradas. Cualquier empleado que someta a otro empleado a dichas represalias estará sujeto a medidas disciplinarias, lo que incluye hasta el despido.

Publicado por: Comitê Diretor de Política da Atkore Aprovado: Revisado e aprovado pela Diretoria em 27 de abril de 2016 1 Política sobre o uso de informações privilegiadas FINALIDADE E ESCOPO Esta Política do Atkore Inc., (junto com suas subsidiárias e afiliadas “Atkore” ou a “Empresa”) diz respeito às negociações de Títulos/Valores Mobiliários da Empresa, assim como as negociações DESTAQUES DA POLÍTICA • Esta Política se aplica a todos os Funcionários da Empresa, incluindo aqueles que trabalham em período integral, meio período, assalariados, horistas, sindicalizados ou não, agentes, executivos e a Diretoria, estendendo-se a familiares próximos e outras pessoa da mesma moradia. • Os Funcionários da Empresa não podem, diretamente ou indiretamente, negociar Títulos/Valores Mobiliários da Empresa enquanto estejam de posse de informações não públicas relevantes em relação à Empresa. • As informações são consideradas “relevantes” se tiverem a chance de afetar o preço das ações da Empresa, ou se elas forem importantes a um investidor prudente em sua decisão de comprar, manter ou vender Títulos/Valores Mobiliários da Empresa. • Informações relevantes sobre a Empresa ou suas afiliadas devem ser consideradas não públicas a menos que haja certeza de que estejam disponíveis a todos. • Os Funcionários da Empresa não podem oferecer informações não públicas relevantes a outra pessoa. Os Funcionários da Empresa e qualquer pessoa que receba do Funcionário da Empresa qualquer informação não pública relevante estarão potencialmente sujeitos a multas e prisão. • É também uma violação desta Política negociar Títulos/Valores Mobiliários de outra empresa se o negociante desses títulos/valores mobiliários obtiver informações não públicas relevantes sobre essa empresa durante a permanência de um Funcionário da Empresa com a Atkore. • Garantir a confidencialidade de informações não públicas é a etapa mais importante para minimizar o risco do uso de informações privilegiadas e aconselhamentos ilegais. • As penalidades para violações no uso de informações privilegiadas são sérias, incluindo prisão por até 20 anos e multas de até 5 milhões de dólares, independentemente da quantia obtida ou economizada. • Certas transações envolvendo opções de compras de ações por funcionários são proibidas durante períodos de restrições de negociações, conforme mostrado nesta Política. • Os seguintes tipos de transações são proibidos por esta Política em relação aos Títulos/Valores Mobiliários da Empresa: vendas a descoberto, negociação de opções (incluindo transações em opções de venda, opções de compra ou outros títulos/valores mobiliários derivados, seja em uma bolsa ou em qualquer outro mercado organizado), transações de hedge, contas de margem e penhores • É responsabilidade do Funcionário da Empresa limitar transações em Títulos/Valores Mobiliários da Empresa a períodos nos quais ele ou ela não estejam de posse de informações não públicas relevantes. • Se um Funcionário da Empresa estiver de posse de informações não públicas relevantes quando seu emprego for encerrado, ele ou ela não poderá negociar tais Títulos/Valores Mobiliários até que essas informações se tornem públicas ou não sejam mais relevantes • Dúvidas devem ser direcionadas ao Conselho Geral antes de qualquer ação ser tomada. • Os Funcionários da Empresa são seriamente desencorajados a tentar resolver problemas ou questões relacionados a esta Política e às leis de títulos/valores mobiliários por conta própria, pois as regras relacionadas ao uso de informações privilegiadas são complexas e as violações podem resultar em consequências graves.

Publicado por: Comitê Diretor de Política da Atkore Aprovado: Revisado e aprovado pela Diretoria em 27 de abril de 2016 2 de Títulos/Valores Mobiliários de outras empresas. A reputação da Empresa em termos de integridade e altos padrões éticos na conduta de seus negócios é de importância fundamental. Portanto, é essencial que todas as transações estejam em conformidade com as leis de títulos/valores mobiliários dos EUA e evitem até mesmo o aspecto de impropriedade. Esta Política se aplica a todos os Funcionários da Atkore. Todos os Funcionários da Empresa devem se familiarizar com esta Política e respeitá-la. A maior responsabilidade por evitar transações impróprias de Títulos/Valores Mobiliários é de cada Funcionário da Empresa. Violações a esta Política podem resultar em penalidades civis e criminais sob as leis de títulos/valores mobiliários dos EUA, e em ações disciplinares, incluindo a rescisão do contrato de trabalho por justa causa. Esta Política foi aprovada pela Diretoria da Empresa e entrará em vigor na data da listagem inicial das Ações Ordinárias da Empresa na Bolsa de Valores de Nova Iorque. A Diretoria ou um de seus Comitês revisará e poderá alterar esta Política periodicamente. As obrigações do Conselho Geral aqui contidas podem ser delegadas pelo Conselho Geral a outros membros designados do Departamento Jurídico periodicamente. DEFINIÇÕES “Funcionários da Empresa” significa todos aqueles que trabalham em período integral, meio período, assalariados, horistas, sindicalizados ou não, agentes, executivos e a Diretoria, estendendo-se a familiares próximos e outras pessoa da mesma moradia. “Conselho Geral” significa o Conselho Geral da Empresa. “Detentor de informações privilegiadas” sob as leis de títulos/valores mobiliários dos EUA geralmente significa qualquer pessoa de posse de informações relevantes sobre uma empresa, tendo essa pessoa obtido as mesmas diretamente ou indiretamente da empresa. “Informações privilegiadas” se refere a negociações de títulos/valores mobiliários com base em informações não públicas relevantes. “Informações não públicas relevantes” está definido na Seção I(a) abaixo. “Detentores temporários de informações privilegiadas” são indivíduos que possuem um relacionamento confidencial especial com a Empresa, resultando em acesso a informações não públicas relevantes. Tais pessoas podem incluir advogados, contadores, atuários, consultores, conselheiros e agentes creditícios bancários. “Aconselhamento” significa compartilhar informações não públicas relevantes a terceiros. “SEC” significa a Comissão de Valores Mobiliários dos EUA. “Títulos/Valores Mobiliários” significa as ações comuns ou títulos de dívidas (como bônus ou debêntures) ou quaisquer outros títulos de participação no capital (como garantias, opções ou ações preferenciais) de, ou títulos derivados, uma empresa.

Publicado por: Comitê Diretor de Política da Atkore Aprovado: Revisado e aprovado pela Diretoria em 27 de abril de 2016 3 POLÍTICA E PROCEDIMENTOS Proibição do Uso de Informações Privilegiadas e Aconselhamentos Os Funcionários da Empresa não podem, diretamente ou indiretamente, adquirir ou vender Títulos/Valores Mobiliários da Empresa enquanto estejam de posse de informações não públicas relevantes em relação à Empresa ou suas afiliadas. Similarmente, os Funcionários da Empresa não podem negociar Títulos/Valores Mobiliários de outra empresa se tal Funcionário da Empresa tiver obtido essas informações não públicas relevantes sobre essa empresa durante seu emprego ou relacionamento com a Atkore. Além disso, os Funcionários da Empresa não podem oferecer informações não públicas relevantes a outra pessoa. Os Funcionários da Empresa e qualquer pessoa que receba do Funcionário da Empresa qualquer informação não pública relevante estarão potencialmente sujeitos a multas e prisão. Utilizações de informações privilegiadas ou aconselhamento são violações civis e criminais da lei. Transações que podem ser necessárias ou justificáveis por motivos independentes (tais como a necessidade de levantar dinheiro em uma emergência) não são exceções. Garantir a confidencialidade de informações não públicas é a etapa mais importante para minimizar o uso de informações privilegiadas e aconselhamentos ilegais. Todos os Funcionários da Empresa devem garantir a confidencialidade das informações às quais eles têm acesso. A menos que as informações estejam de alguma maneira disponíveis ao público, os Funcionários da Empresa devem limitar o acesso aos Funcionários da Empresa que tenham necessidade razoável de conhecer as informações com a finalidade de realizar as tarefas para as quais as informações sejam necessárias. Acordos especiais de confidencialidade podem ser exigidos para terceiros (incluindo parceiros comerciais externos, agências governamentais e associações comerciais) que buscam acesso a informações não públicas relevantes. Informações não públicas relevantes Saber se uma informação é relevante é normalmente avaliado com o benefício da retrospectiva. Sempre existirão informações sobre a Empresa que não são divulgadas ao público. Essas informações são “relevantes” se tiverem a chance de afetar o preço das ações da Empresa, ou se elas forem importantes a um investidor prudente em sua decisão de comprar, manter ou vender Títulos/Valores Mobiliários da Empresa ou de suas afiliadas. Informações relevantes podem ser positivas ou negativas. Abaixo mostramos alguns exemplos de informações que, se não foram divulgadas ao público, podem ser informações privilegiadas relevantes: • resultados financeiros e outras informações sobre resultados; • previsões e planos financeiros; • possíveis aquisições, disposições, joint ventures e outras transações importantes; • grandes alterações em pessoal ou na administração; • informações que podem ter impacto nos resultados (como depreciações ou ganhos inesperados e perdas ou ganhos operacionais); • a conquista ou perda de um importante cliente ou fornecedor; • uma grande ação judicial ou investigação do governo; • desenvolvimento de um novo produto ou processo importante; • grandes disputas trabalhistas;

Publicado por: Comitê Diretor de Política da Atkore Aprovado: Revisado e aprovado pela Diretoria em 27 de abril de 2016 4 • uma mudança em um auditor, mudanças substanciais em metodologias de contabilidade ou uma notificação de um auditor sobre o fato de um emitente não mais confiar em um relatório de auditoria; • uma nova divulgação de ações ou dívidas ou outros desdobramentos financeiros importantes; • uma possível mudança no controle; ou • qualquer informação não pública (até mesmo informações não relacionadas exclusivamente aos negócios da Empresa) que possa vir a afetar o preço dos Títulos/Valores Mobiliários da Empresa. Informações relevantes sobre a Empresa ou suas afiliadas devem ser consideradas relevantes a menos que haja certeza de que estejam disponíveis a todos. Por exemplo, os Funcionários da Empresa devem presumir que as informações não são públicas a menos que tenham sido divulgadas em um comunicado à imprensa, em um arquivo público feito com a SEC ou em materiais fornecidos a acionistas (como um relatório anual, carta ao investidor, prospecto ou declaração de procuração), ou estejam disponíveis através de um serviço de notícias ou jornal diário de grande circulação, e por um período de tempo suficiente (ou seja, pelo menos dois dias úteis completos) para que o mercado tenha a oportunidade de digerir tais informações. Evitando aconselhar alguém com informações não públicas relevantes Além de limitar acesso a informações conforme mostrado acima, os Funcionários da Empresa devem pensar no seguinte para evitar possíveis aconselhamentos: • marcar informações não públicas relevantes com a palavra “Confidencial” e manter as informações em locais geralmente não acessíveis a outras pessoas; • direcionar perguntas da mídia sobre a Empresa ao Diretor de Comunicações e de investidores ou analistas financeiros aos representantes de Relações com Investidores ou CFO; • não discutir assuntos comerciais não públicos relevantes ou confidenciais em locais públicos, como elevadores, corredores, lobbies, sanitários e locais de transporte público; • nunca discutir sobre a Empresa em conversas por intermédio da Internet ou em um site que não seja o da Empresa; e • nunca oferecer a qualquer pessoa conselhos de negociações de qualquer tipo em relação aos Títulos/Valores Mobiliários da Empresa. Negociando títulos/valores mobiliários que não sejam da Atkore A proibição do uso de informações privilegiadas nesta Política não se limita à negociação de Títulos/Valores Mobiliários da Empresa. É uma violação desta Política negociar Títulos/Valores Mobiliários de outra empresa se o indivíduo tiver obtido informações não públicas relevantes sobre essa empresa durante o emprego ou relacionamento de um Funcionário da Empresa com a Empresa. Os Funcionários da Empresa podem obter informações não públicas relevantes relacionadas a outras empresas no curso normal de seu emprego ou relacionamento com a Empresa, como negociações com clientes importantes, fornecedores ou terceiros em transações comerciais. Além disso, as informações que não são relevantes para a Empresa ou suas afiliadas podem, no entanto, ser relevantes para uma dessas outras empresas e não é permitido sob esta Política que os Funcionários da Empresa façam uso pessoal de informações não públicas relevantes obtidas no decorrer de seu emprego ou relacionamento com a Empresa.

Publicado por: Comitê Diretor de Política da Atkore Aprovado: Revisado e aprovado pela Diretoria em 27 de abril de 2016 5 Penalidades pela violação das leis de informações privilegiadas As possíveis penalidades pela violação de informações privilegiadas incluem: (a) prisão de até 20 anos; (b) multa criminal de até 5 milhões de dólares (independentemente do tamanho do lucro obtido ou perda evitada); e (c) penalidades civis de até três vezes o lucro obtido ou perda evitada. Se a Empresa deixar de tomar as medidas adequadas para evitar o comércio ilegal de informações privilegiadas, a Empresa pode ter responsabilidade de "pessoa controladora" em violações comerciais, com pena criminal de até 25 milhões de dólares e penalidades civis de mais de 1 milhão de dólares ou três vezes o lucro obtido ou perda evitada. As penalidades civis podem estender a responsabilidade pessoal aos diretores, executivos e outros pessoais de supervisão da Empresa se eles deixarem de tomar as medidas adequadas para evitar o comércio de informações privilegiadas. Se for descoberto que algum Funcionário da Empresa violou as leis de títulos/valores mobiliários (tenha sido ou não processado ou incriminado por uma autoridade governamental ou parte privada) ou violou esta Política, tal pessoa estará sujeita a demissão ou outras sanções e a possíveis denúncias por parte da Empresa pelos danos sofridos em razão de suas atividades. Opções de compra de ações por funcionários Esta Política não se aplica ao exercício de uma opção de compra de ações pelo funcionário ou ao exercício de um direito de retenção de imposto de acordo com o qual um Funcionário da Empresa opte por manter as ações da Empresa sujeitas a uma opção para satisfazer as exigências de retenção de imposto. Esta Política se aplica, contudo, a qualquer venda de ações como parte do exercício sem dinheiro de uma opção, auxiliado por um corretor, ou qualquer outra venda de mercado com a finalidade de gerar caixa para pagar o preço de exercício de uma opção. Transações adicionais Os seguintes tipos de transações são proibidos por esta Política em relação aos Títulos/Valores Mobiliários da Empresa, exceto com o consentimento prévio por escrito do Conselho Geral, de acordo com as leis, regras e regulamentações aplicáveis: vendas a descoberto, negociação de opções (incluindo transações em opções de venda, opções de compra ou outros títulos/valores mobiliários derivados, seja em uma bolsa ou em qualquer outro mercado organizado), transações de hedge, contas de margem e penhores. Restrições em negociações É responsabilidade do Funcionário da Empresa limitar as transações de Títulos/Valores Mobiliários da Empresa a períodos em que o Funcionário da Empresa não esteja de posse de qualquer informação não pública relevante que possa ter influência no preço de mercado de tais Títulos/Valores Mobiliários. Transações pós-encerramento do contrato de trabalho Esta Política permanece aplicável a transações com Títulos/Valores Mobiliários da Empresa ou suas afiliadas após o Funcionário da Empresa não mais trabalhar para a Empresa. Se um Funcionário da Empresa estiver de posse de informações não públicas relevantes quando seu emprego for encerrado, ele ou ela não poderá negociar tais Títulos/Valores Mobiliários até que essas informações se tornem públicas ou não sejam mais relevantes. Nenhum terceiro beneficiário Esta Política foi adotada para proteger o bom nome, reputação, bens, negócios e prospectos da Empresa e suas afiliadas. Ela não pretende e não cria nenhum direito legal em terceiros,

Publicado por: Comitê Diretor de Política da Atkore Aprovado: Revisado e aprovado pela Diretoria em 27 de abril de 2016 6 incluindo investidores, parceiros, credores, clientes, fornecedores e outros que possuam relações comerciais com tais entidades. Dúvidas Dúvidas em relação a esta Política, incluindo saber se informações são “relevantes” ou se foram divulgadas ao público devem ser direcionadas ao Conselho Geral antes de qualquer ação ser tomada. Os Funcionários da Empresa são seriamente desencorajados a tentar resolver problemas ou questões relacionados a esta Política e às leis de títulos/valores mobiliários por conta própria, pois as regras relacionadas ao uso de informações privilegiadas são complexas e as violações podem resultar em consequências graves. Dúvidas em relação a qualquer violação desta Política podem também ser direcionado para Atkore EthicsPoint. DENÚNCIA E SOLUÇÃO A Atkore apoia a comunicação aberta e incentiva os funcionários e outras partes interessadas a denunciar de boa-fé qualquer violação desta ou de qualquer política, regulamento da empresa ou lei aplicável. Os funcionários podem relatar possíveis violações ou preocupações ao seu gerente, seu parceiro de comercial de Recursos Humanos ou ao departamento jurídico. As denúncias também podem ser feitas anonimamente através da EthicsPoint da Atkore: Pela Internet: https://atkore.ethicspoint.com Por telefone: 1-888-503-5397 Todas as denúncias serão investigadas de forma imediata e imparcial, e buscaremos uma solução apropriada sempre que ocorrerem violações desta política. Na Atkore, trabalhamos para promover um ambiente alinhado aos nossos valores essenciais. Nossos funcionários são responsáveis por si e uns pelos outros por trabalhar com respeito e integridade. Qualquer tipo de retaliação é inconsistente com esses valores e não será tolerado. Qualquer funcionário que sujeite outro funcionário a tal retaliação estará sujeito a ação disciplinar, incluindo a rescisão do contrato de trabalho.

Được ban hành bởi: Ban chỉ đạo Chính sách của Atkorek Phê duyệt: Được Hội đồng quản trị xem xét và phê duyệt ngày 27 tháng 4 năm 2016 1 Chính sách về Giao dịch Nội gián MỤC ĐÍCH VÀ PHẠM VI Chính sách này của Atkore Inc., (cùng với các công ty con và chi nhánh, gọi chung là “Atkore” hoặc “Công ty”) liên quan đến việc giao dịch Chứng khoán của Công ty, cũng như giao dịch Chứng khoán của các công ty khác. Danh tiếng của Công ty về sự liêm chính và các tiêu chuẩn đạo đức cao trong việc thực hiện các công việc của mình là điều tối quan trọng. Do đó, điều cần CÁC ĐIỂM NỔI BẬT CỦA CHÍNH SÁCH • Chính sách này áp dụng cho tất cả nhân viên của Công ty, bao gồm nhân viên toàn thời gian, bán thời gian, thuộc biên chế, làm theo giờ, thuộc công đoàn và không thuộc công đoàn, cán bộ, giám đốc điều hành và Hội đồng Quản trị, và áp dụng cho cả các thành viên trực tiếp trong gia đình cũng như những người khác sống trong hộ gia đình của họ. • Nhân viên của Công ty không được, trực tiếp hoặc gián tiếp, giao dịch Chứng khoán của Công ty trong khi sở hữu những thông tin quan trọng không công khai, liên quan đến Công ty. • Thông tin là “quan trọng” nếu nó có khả năng ảnh hưởng đến giá cổ phiếu của Công ty, hoặc nếu nó quan trọng đối với một nhà đầu tư hợp lý trong việc đưa ra quyết định mua, nắm giữ hoặc bán Chứng khoán của Công ty. • Thông tin quan trọng về Công ty hoặc các chi nhánh của Công ty nên được coi là không công khai trừ khi có sự chắc chắn rằng thông tin đó được công bố rộng rãi. • Nhân viên của Công ty không được cung cấp cho người khác những thông tin quan trọng không công khai. Nhân viên của Công ty và bất kỳ người nào nhận được bất kỳ thông tin quan trọng không công khai nào của công ty đều có khả năng bị phạt và bỏ tù nếu vi phạm. • Việc giao dịch Chứng khoán của một công ty khác cũng là hành vi vi phạm Chính sách này nếu cá nhân giao dịch chứng khoán đó thu được thông tin quan trọng không công khai về công ty đó trong thời gian làm việc cho Atkore. • Đảm bảo tính bảo mật của thông tin không công khai là bước quan trọng nhất để giảm thiểu rủi ro giao dịch nội gián bất hợp pháp và tiết lộ bí mật/mách nước. • Các hình phạt đối với vi phạm giao dịch nội gián là rất nặng, bao gồm phạt tù lên tới 20 năm và phạt tiền lên đến 5 triệu đô la, bất kể số tiền kiếm được hoặc tích cóp được là bao nhiêu. • Một số giao dịch nhất định liên quan đến quyền chọn cổ phiếu của nhân viên sẽ bị cấm trong thời gian ngừng giao dịch như được nêu trong Chính sách này. • Chính sách này cấm các loại giao dịch sau đây liên quan đến Chứng khoán của Công ty: bán khống, giao dịch quyền chọn (bao gồm các giao dịch mua, bán hoặc chứng khoán phái sinh khác cho dù là trên sàn giao dịch hoặc bất kỳ thị trường có tổ chức nào khác), giao dịch bảo hiểm rủi ro, tài khoản ký quỹ và bảo đảm • Nhân viên Công ty có trách nhiệm giới hạn các giao dịch Chứng khoán Công ty chỉ trong phạm vi các khoảng thời gian mà người đó không sở hữu các thông tin quan trọng không công khai. • Nếu một Nhân viên Công ty nắm giữ các thông tin quan trọng không công khai ở thời điểm chấm dứt hợp đồng lao động, thì người đó không được giao dịch Chứng khoán đó cho đến khi thông tin đó được công khai hoặc không còn quan trọng nữa • Mọi thắc mắc nên được chuyển đến Tổng cố vấn trước khi thực hiện bất kỳ hành động nào. • Nhân viên Công ty không nên tự mình giải quyết các vấn đề hoặc thắc mắc liên quan đến Chính sách này và luật chứng khoán, vì các quy tắc liên quan đến giao dịch nội gián rất phức tạp và việc vi phạm có thể dẫn đến hậu quả nghiêm trọng.

Được ban hành bởi: Ban chỉ đạo Chính sách của Atkorek Phê duyệt: Được Hội đồng quản trị xem xét và phê duyệt ngày 27 tháng 4 năm 2016 2 thiết là tất cả các giao dịch phải tuân thủ luật chứng khoán Hoa Kỳ và thậm chí là tránh cả những biểu hiện của sự không phù hợp. Chính sách này áp dụng cho mọi nhân viên Công ty Atkore. Tất cả các nhân viên của Công ty đều phải tự làm quen với Chính sách này và tuân theo Chính sách. Trách nhiệm cuối cùng trong việc tránh các giao dịch Chứng khoán không phù hợp thuộc về mỗi Nhân viên Công ty. Việc vi phạm Chính sách này có thể dẫn đến các hình phạt dân sự và hình sự theo luật chứng khoán Hoa Kỳ và bị xử lý kỷ luật, thậm chí là bị chấm dứt hợp đồng lao động có lý do. Chính sách này đã được Hội đồng quản trị Công ty phê duyệt và sẽ có hiệu lực kể từ ngày Cổ phiếu Phổ thông của Công ty được niêm yết lần đầu trên Sàn giao dịch Chứng khoán New York. Hội đồng Quản trị hoặc một trong các Ủy ban của Hội đồng Quản trị sẽ xem xét và có thể sửa đổi Chính sách này tùy từng thời điểm. Tùy từng thời điểm, Tổng cố vấn có thể ủy nhiệm các nghĩa vụ của mình theo chính sách này cho các thành viên được chỉ định khác của Phòng Pháp chế. ĐỊNH NGHĨA “Nhân viên Công ty” có nghĩa là tất cả các nhân viên toàn thời gian, bán thời gian, thuộc biên chế, theo giờ, thuộc công đoàn và không thuộc công đoàn, quản lý, giám đốc điều hành và Hội đồng Quản trị, và áp dụng cho cả các thành viên trực tiếp trong gia đình cũng như những người khác sống trong hộ gia đình của họ. “Tổng cố vấn” có nghĩa là Tổng cố vấn của Công ty. “Nội gián” theo luật chứng khoán Hoa Kỳ thường có nghĩa là bất kỳ ai sở hữu thông tin quan trọng về một công ty mà người đó có được một cách trực tiếp hoặc gián tiếp từ công ty. “Giao dịch nội gián” là giao dịch chứng khoán trên cơ sở thông tin quan trọng không công khai. “Thông tin quan trọng không công khai” được định nghĩa trong Phần I (a) bên dưới. “Nội gián Tạm thời” là những cá nhân có mối quan hệ bí mật đặc biệt với Công ty dẫn đến việc họ có thể tiếp cận những thông tin quan trọng không công khai. Những người này có thể bao gồm luật sư bên ngoài, kế toán, chuyên viên thống kê bảo hiểm, chuyên gia tư vấn, cố vấn và cán bộ cho vay ngân hàng. “Tiết lộ bí mật/Mách nước” có nghĩa là chia sẻ thông tin quan trọng không công khai với bên thứ ba. “SEC” có nghĩa là Ủy ban Giao dịch Chứng khoán Hoa Kỳ (U.S. Securities and Exchange Commission). “Chứng khoán” có nghĩa là cổ phiếu phổ thông hoặc chứng khoán nợ (chẳng hạn như trái phiếu hoặc giấy nợ) hoặc bất kỳ chứng khoán vốn nào khác (chẳng hạn như chứng quyền, quyền chọn hoặc cổ phiếu ưu đãi) của, hoặc chứng khoán phái sinh liên quan đến, một công ty.

Được ban hành bởi: Ban chỉ đạo Chính sách của Atkorek Phê duyệt: Được Hội đồng quản trị xem xét và phê duyệt ngày 27 tháng 4 năm 2016 3 CHÍNH SÁCH VÀ QUY TRÌNH Cấm Giao dịch Nội gián và Mách nước Nhân viên của Công ty không được, trực tiếp hoặc gián tiếp, mua hoặc bán Chứng khoán của Công ty trong khi sở hữu những thông tin quan trọng không công khai, liên quan đến Công ty hoặc các chi nhánh của Công ty. Tương tự, Nhân viên Công ty không được phép giao dịch Chứng khoán của một công ty khác cũng nếu Nhân viên Công ty thu được thông tin quan trọng không công khai về công ty đó trong quá trình làm việc cho hoặc quan hệ với Atkore. Ngoài ra, Nhân viên của Công ty không được cung cấp cho người khác những thông tin quan trọng không công khai. Nhân viên của Công ty và bất kỳ người nào nhận được bất kỳ thông tin quan trọng không công khai nào của công ty đều có khả năng bị phạt và bỏ tù nếu vi phạm. Giao dịch nội gián và mách nước là vi phạm luật dân sự và hình sự. Các giao dịch mà có thể cần thiết hoặc chính đáng vì những lý do độc lập (chẳng hạn như cần huy động tiền trong trường hợp khẩn cấp) không phải là ngoại lệ. Đảm bảo tính bảo mật của thông tin không công khai là bước quan trọng nhất để giảm thiểu giao dịch nội gián bất hợp pháp và tiết lộ bí mật/mách nước. Tất cả các nhân viên Công ty phải đảm bảo tính bảo mật của thông tin mà họ có quyền tiếp cận. Trừ khi thông tin được công bố công khai, các Nhân viên Công ty chỉ được tiếp cận các Nhân viên Công ty cần biết thông tin nhằm mục đích thực hiện những nhiệm vụ đòi hỏi phải có thông tin đó. Có thể cần phải ký thỏa thuận bảo mật đối với những người khác (bao gồm các đối tác kinh doanh bên ngoài, các cơ quan chính phủ và hiệp hội thương mại), mà đang tìm cách tiếp cận những thông tin quan trọng không công khai. Thông tin Quan trọng Không công khai Thông tin có phải là quan trọng hay không thường được đánh giá khi nhìn ngược lại chuyện đã qua. Sẽ luôn có những thông tin về Công ty mà công chúng thường không biết đến. Thông tin này “quan trọng” nếu nó có khả năng ảnh hưởng đến giá cổ phiếu của Công ty, hoặc nếu nó quan trọng đối với một nhà đầu tư hợp lý trong việc đưa ra quyết định mua, nắm giữ hoặc bán Chứng khoán của Công ty hoặc chi nhánh của Công ty. Thông tin tích cực hoặc tiêu cực đều có thể là quan trọng. Sau đây là một vài ví dụ về những thông tin mà có thể là thông tin nội bộ quan trọng, nếu không được công bố công khai: • kết quả tài chính và thông tin thu nhập khác; • dự báo và kế hoạch tài chính; • các vụ mua lại, chuyển nhượng, liên doanh và các giao dịch lớn khả thi khác; • những thay đổi lớn về nhân sự hoặc quản lý; • những thông tin có thể có tác động đến thu nhập (chẳng hạn như ghi giảm hoặc lãi ngoài dự kiến và các khoản lỗ hoặc lãi hoạt động); • thông tin về lỗ hoặc lãi của một khách hàng hoặc nhà cung cấp quan trọng; • một vụ kiện lớn hoặc cuộc điều tra của chính phủ; • việc phát triển một sản phẩm hoặc quy trình mới quan trọng; • những tranh chấp lao động đáng kể; • sự thay đổi về kiểm toán viên, những thay đổi đáng kể trong phương pháp kế toán hoặc thông báo của kiểm toán viên rằng tổ chức phát hành có thể không còn dựa vào báo cáo kiểm toán nữa; • một đợt phát hành mới cổ phiếu hoặc nợ hoặc các diễn biến tài chính quan trọng khác;

Được ban hành bởi: Ban chỉ đạo Chính sách của Atkorek Phê duyệt: Được Hội đồng quản trị xem xét và phê duyệt ngày 27 tháng 4 năm 2016 4 • một thay đổi có thể có về quyền kiểm soát; hoặc • bất kỳ thông tin không công khai nào (ngay cả những thông tin không phải chỉ liên quan đến hoạt động kinh doanh của Công ty) mà có thể được dự kiến một cách hợp lý sẽ ảnh hưởng đến giá Chứng khoán của Công ty. Thông tin quan trọng về Công ty hoặc các chi nhánh của Công ty nên được coi là không công khai trừ khi có sự chắc chắn rằng thông tin đó được công bố rộng rãi. Ví dụ: các nhân viên của Công ty nên giả định rằng thông tin không được công khai trừ khi thông tin đó đã được tiết lộ trong thông cáo báo chí, trong hồ sơ công khai gửi cho SEC hoặc trong các tài liệu được cung cấp cho cổ đông (chẳng hạn như báo cáo thường niên, thư gửi nhà đầu tư, bản cáo bạch hoặc tuyên bố ủy quyền), hoặc có sẵn thông qua dịch vụ điện tử tin tức hoặc tờ nhật báo có lượng phát hành rộng rãi và đã đủ thời gian (tức là ít nhất hai ngày làm việc chính thức) để thị trường có cơ hội tìm hiểu thông tin. Tránh tiết lộ cho ai đó biết thông tin quan trọng không công khai Ngoài việc hạn chế quyền tiếp cận thông tin như đã nêu ở trên, nhân viên Công ty nên xem xét những điều sau để tránh khả năng xảy ra việc tiết lộ thông tin: • đánh dấu các thông tin quan trọng không công khai là “Bí mật” và giữ thông tin ở nơi nào đó mà người khác thường không thể tiếp cận được; • chuyển các câu hỏi về Công ty từ các phương tiện truyền thông cho Giám đốc Truyền thông và từ các nhà đầu tư hoặc nhà phân tích tài chính cho đại diện Quan hệ Nhà đầu tư hoặc Giám đốc Tài chính (CFO); • không thảo luận các vấn đề kinh doanh bí mật hoặc thông tin quan trọng không công khai ở những nơi công cộng, chẳng hạn như thang máy, đại sảnh, hành lang, phòng vệ sinh và các phương tiện giao thông công cộng; • không bao giờ thảo luận về Công ty trong phòng trò chuyện trên internet hoặc trên các trang web không phải của Công ty; và • không bao giờ đưa ra lời khuyên giao dịch dưới bất kỳ hình thức nào cho bất kỳ ai liên quan đến Chứng khoán của Công ty. Giao dịch các loại Chứng khoán không phải của Atkore Việc cấm giao dịch nội gián trong Chính sách này không chỉ giới hạn ở việc giao dịch Chứng khoán của Công ty. Việc giao dịch Chứng khoán của một công ty khác là hành vi vi phạm Chính sách này nếu cá nhân đó thu thập được thông tin quan trọng không công khai về công ty đó trong quá trình làm việc cho Công ty hoặc trong thời gian có quan hệ với Công ty. Nhân viên Công ty có thể sở hữu thông tin quan trọng không công khai liên quan đến các công ty khác trong quá trình làm việc bình thường của mình cho Công ty hoặc có mối quan hệ với Công ty, chẳng hạn như giao dịch với những khách hàng lớn, nhà cung cấp hoặc các bên khác trong giao dịch kinh doanh. Tuy nhiên, ngoài ra, những thông tin không quan trọng đối với Công ty hoặc các chi nhánh của Công ty có thể vẫn quan trọng đối với một trong những công ty khác đó, và theo Chính sách này nhân viên Công ty không được phép sử dụng riêng các thông tin quan trọng không công khai thu thập được trong quá trình làm việc cho Công ty hoặc trong thời gian có quan hệ với Công ty. Hình phạt đối với hành vi vi phạm luật giao dịch nội gián Các hình phạt có thể có đối với vi phạm giao dịch nội gián bao gồm: (a) phạt tù lên đến 20 năm; (b) tiền phạt hình sự lên đến 5 triệu đô la (bất kể lợi nhuận thu được hoặc khoản thua lỗ có thể tránh được là bao nhiêu); và (c) các hình phạt dân sự lên đến ba lần lợi nhuận thu được hoặc thua lỗ tránh được. Nếu Công ty không thực hiện các bước thích hợp để ngăn chặn giao dịch nội gián bất hợp pháp, Công ty có thể chịu trách nhiệm của "người kiểm soát" đối với các hành vi vi

Được ban hành bởi: Ban chỉ đạo Chính sách của Atkorek Phê duyệt: Được Hội đồng quản trị xem xét và phê duyệt ngày 27 tháng 4 năm 2016 5 phạm giao dịch, với hình phạt hình sự lên đến 25 triệu đô la và hình phạt dân sự lên đến 1 triệu đô la hoặc gấp ba lần lợi nhuận thu được hoặc thua lỗ tránh được. Các hình phạt dân sự có thể mở rộng trách nhiệm cá nhân mà liên đới tới giám đốc, quản lý và nhân viên giám sát khác của Công ty nếu họ không thực hiện các bước thích hợp để ngăn chặn giao dịch nội gián. Nếu bất kỳ Nhân viên nào của Công ty bị phát hiện vi phạm luật chứng khoán (cho dù có bị truy tố hoặc kiện bởi cơ quan chính phủ hoặc bên tư nhân hay không) hoặc vi phạm Chính sách này, nhân viên đó sẽ bị sa thải hoặc chịu các biện pháp trừng phạt khác và các khiếu nại có thể có của Công ty cho những thiệt hại do hoạt động của họ gây ra. Quyền chọn Cổ phiếu của Nhân viên Chính sách này không áp dụng cho việc thực hiện quyền chọn cổ phiếu của nhân viên hoặc cho việc thực hiện quyền khấu lưu thuế mà theo đó một Nhân viên của Công ty chọn để Công ty giữ lại cổ phiếu theo quyền chọn để đáp ứng các yêu cầu khấu lưu thuế. Tuy nhiên, Chính sách này áp dụng cho bất kỳ việc bán cổ phiếu nào như một phần của việc thực hiện quyền chọn không dùng tiền mặt được bên môi giới hỗ trợ, hoặc bất kỳ việc bán ra thị trường nào khác nhằm mục đích tạo ra tiền mặt để thanh toán giá thực hiện một quyền chọn. Giao dịch Bổ sung Chính sách này cấm các loại giao dịch sau đây liên quan đến Chứng khoán của Công ty, trừ khi có sự đồng ý trước bằng văn bản của Tổng cố vấn theo luật, quy tắc và quy định hiện hành: bán khống, giao dịch quyền chọn (bao gồm các giao dịch mua, bán hoặc chứng khoán phái sinh khác cho dù là trên sàn giao dịch hoặc bất kỳ thị trường có tổ chức nào khác), giao dịch bảo hiểm rủi ro, tài khoản ký quỹ và bảo đảm. Hạn chế Giao dịch Nhân viên Công ty có trách nhiệm giới hạn các giao dịch Chứng khoán của Công ty chỉ trong phạm vi những khoảng thời gian mà cá nhân Nhân viên Công ty đó không nắm giữ bất kỳ thông tin quan trọng không công khai nào có thể ảnh hưởng đến giá thị trường của Chứng khoán đó. Giao dịch Sau khi Chấm dứt Hợp đồng Lao động Chính sách này vẫn áp dụng cho các giao dịch Chứng khoán của Công ty hoặc các chi nhánh của Công ty sau khi một nhân viên của Công ty không còn làm việc cho Công ty nữa. Nếu một Nhân viên Công ty nắm giữ các thông tin quan trọng không công khai ở thời điểm chấm dứt hợp đồng lao động, thì người đó không được giao dịch Chứng khoán đó cho đến khi thông tin đó được công khai hoặc không còn quan trọng nữa. Không có Người thụ hưởng Bên thứ ba Chính sách này đã được thông qua để bảo vệ uy tín, danh tiếng, tài sản, công việc kinh doanh và triển vọng của Công ty và các chi nhánh của Công ty. Nó không nhằm và không tạo ra bất kỳ quyền hợp pháp nào cho bất kỳ bên thứ ba nào, bao gồm các nhà đầu tư, đối tác, chủ nợ, khách hàng, nhà cung cấp và những người khác có quan hệ kinh doanh với các thực thể đó. Câu hỏi Các câu hỏi liên quan đến Chính sách này, bao gồm việc liệu thông tin có “quan trọng” không hoặc đã được tiết lộ cho công chúng hay chưa, nên được chuyển đến Tổng cố vấn trước khi thực hiện bất kỳ hành động nào. Nhân viên Công ty không nên tự mình giải quyết các vấn đề hoặc thắc mắc liên quan đến Chính sách này và luật chứng khoán, vì các quy tắc liên quan đến giao dịch nội gián rất phức tạp và việc vi phạm có thể dẫn đến hậu quả nghiêm trọng.

Được ban hành bởi: Ban chỉ đạo Chính sách của Atkorek Phê duyệt: Được Hội đồng quản trị xem xét và phê duyệt ngày 27 tháng 4 năm 2016 6 Các mối quan ngại về bất kỳ vi phạm nào đối với Chính sách này cũng có thể được chuyển đến Đường dây cảnh báo của Atkore. BÁO CÁO VÀ BIỆN PHÁP KHẮC PHỤC Atkore hỗ trợ trao đổi thông tin cởi mở và khuyến khích nhân viên và các bên quan tâm khác báo cáo có thiện chí về bất kỳ vi phạm nào đối với điều này hoặc bất kỳ chính sách, quy định hoặc luật hiện hành nào của Công Ty. Các nhân viên có thể báo cáo những vi phạm hoặc những lo ngại tiềm ẩn cho người quản lý, đối tác kinh doanh Nhân Sự của họ hoặc Phòng Pháp Chế. Các báo cáo cũng có thể được thực hiện ẩn danh thông qua Đường Dây Cảnh Báo của Atkore: Qua Web: https://atkore.ethicspoint.com Qua Điện Thoại: 1-888-503-5397 Tất cả các báo cáo sẽ được điều tra một cách công bằng và nhanh chóng, và chúng tôi sẽ tìm kiếm biện pháp khắc phục thích hợp nếu xảy ra các vi phạm chính sách này. Tại Atkore, chúng tôi nỗ lực thúc đẩy một môi trường làm việc phù hợp với những Giá Trị Cốt Lõi của chúng ta. Các nhân viên của chúng tôi chịu trách nhiệm cho chính họ và những người khác về việc vận hành với sự tôn trọng và chính trực. Sự trả thù dưới bất kỳ hình thức nào đều không phù hợp với những giá trị đó và sẽ không được dung thứ. Bất kỳ nhân viên nào trả thù một nhân viên khác như vậy sẽ phải chịu hình thức kỷ luật, lên đến và bao gồm cả việc chấm dứt hợp đồng lao động.